                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                       for

                        11% SENIOR SECURED NOTES DUE 2006

                                       and

                    11 3/8% SENIOR SECURED NOTES DUE 2009

                                       of

                                 RBF FINANCE CO.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's (as defined below) 11% Senior Secured Notes due 2006 (the "7-Year Outstanding Notes") and 11 d% Senior Secured Notes due 2009 (the "10-Year Outstanding Notes," and together with the 7-Year Outstanding Notes, the "Outstanding Notes"), are not immediately available, (ii) Outstanding Notes, the Letter of Transmittal and all other required documents cannot be delivered to U.S. Trust Company of New York, National Association (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus defined below), or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Outstanding Notes" and "--Guaranteed Delivery Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Outstanding Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus.



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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON          , 1999, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN
PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                 The Exchange Agent for the Exchange Offer Is:

                     UNITED STATES TRUST COMPANY OF NEW YORK



                By Mail                            By Hand or Overnight Delivery
United States Trust Company of New York       United States Trust Company of New York
             P.O. Box 843                            770 Broadway, 13th Floor
            Cooper Station                           New York, New York 10003
       New York, New York 10276                 Attention Corporate Trust Services
  Attention Corporate Trust Services

      By Facsimile Transmission                        Confirm by Telephone:
           (212) 780-0592                                  (800) 548-6565


                                 For Inquiries:
                            Ms. Christine C. Collins
                                 (212) 852-1676:

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to RBF Finance Co., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the
Prospectus dated         , 1999 (as the same may be amended or supplemented from
time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Procedures for Tendering Outstanding Notes" and "-Guaranteed Delivery Procedures."




          --------------------------------------------------------------------------------------
                                7-YEAR OUTSTANDING NOTES (CUSIP NO. 74925LAA8)
          --------------------------------------------------------------------------------------
               CERTIFICATE NUMBER(S)         AGGREGATE PRINCIPAL     PRINCIPAL AMOUNT TENDERED
                   (IF AVAILABLE)           AMOUNT REPRESENTED BY    FOR EXCHANGE (MUST BE IN
                                                CERTIFICATE(S)         INTEGRAL MULTIPLES OF
                                                                             $1,000)*
          --------------------------------------------------------------------------------------
                                             $                       $
          --------------------------------------------------------------------------------------
                                             $                       $
          --------------------------------------------------------------------------------------
                                             $                       $
          --------------------------------------------------------------------------------------
                                             $                       $
          --------------------------------------------------------------------------------------
          TOTAL AMOUNT OF 7-YEAR
          OUTSTANDING NOTES TENDERED:        $                       $
          --------------------------------------------------------------------------------------
          *   NEED NOT BE COMPLETED IF TENDERING FOR EXCHANGE ALL 7-YEAR OUTSTANDING NOTES HELD.
              7-YEAR OUTSTANDING NOTES MAY BE TENDERED IN WHOLE OR IN PART IN INTEGRAL MULTIPLES
              OF $1,000 IN AGGREGATE PRINCIPAL AMOUNT. ALL 7-YEAR OUTSTANDING NOTES HELD SHALL
              BE DEEMED TENDERED UNLESS A LESSER NUMBER IS SPECIFIED IN THIS COLUMN.
          --------------------------------------------------------------------------------------




          --------------------------------------------------------------------------------------
                              10-YEAR OUTSTANDING NOTES (CUSIP NO. 74925LAC4 )
          --------------------------------------------------------------------------------------
               CERTIFICATE NUMBER(S)         AGGREGATE PRINCIPAL     PRINCIPAL AMOUNT TENDERED
                   (IF AVAILABLE)           AMOUNT REPRESENTED BY    FOR EXCHANGE (MUST BE IN
                                                CERTIFICATE(S)         INTEGRAL MULTIPLES OF
                                                                             $1,000)*
          --------------------------------------------------------------------------------------
                                             $                       $
          --------------------------------------------------------------------------------------
                                             $                       $
          --------------------------------------------------------------------------------------
                                             $                       $
          --------------------------------------------------------------------------------------
                                             $                       $
          --------------------------------------------------------------------------------------
          TOTAL AMOUNT OF 10-YEAR
          OUTSTANDING NOTES TENDERED:        $                       $
          --------------------------------------------------------------------------------------
          *   NEED NOT BE COMPLETED IF TENDERING FOR EXCHANGE ALL 10-YEAR OUTSTANDING NOTES
              HELD. 10-YEAR OUTSTANDING NOTES MAY BE TENDERED IN WHOLE OR IN PART IN INTEGRAL
              MULTIPLES OF $1,000 IN AGGREGATE PRINCIPAL AMOUNT. ALL 10-YEAR OUTSTANDING NOTES
              HELD SHALL BE DEEMED TENDERED UNLESS A LESSER NUMBER IS SPECIFIED IN THIS COLUMN.
          --------------------------------------------------------------------------------------

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH, INCAPACITY, OR DISSOLUTION OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.



If Outstanding Notes will be tendered by book-entry please provide the following information:


Name of Tendering Institution


------------------------------------------------------

The Depository Trust Company
Account No.


------------------------------------------------------


------------------------------------------------------



           PLEASE SIGN HERE transfer,


------------------------------------------------------
                   Signature(s)


------------------------------------------------------
              Name(s) (Please Print)


------------------------------------------------------

------------------------------------------------------
            Address (Include Zip Code)


------------------------------------------------------
           (Area Code and Phone Number)


------------------------------------------------------
                       Date





     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Outstanding Notes exactly as its (their) name(s) appear on certificates for Outstanding Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

Please print name(s) and address(es):



Name(s)
       -------------------------------------------------------------------------

Capacity
        ------------------------------------------------------------------------

Address(es)
           ---------------------------------------------------------------------





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


                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


     The undersigned, a participant in a Recognized Signature Guarantee Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Outstanding Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date (as defined in the Prospectus).



-------------------------------------      -------------------------------------
Name of Firm                               Authorized Signature


-------------------------------------      -------------------------------------
                                           Name (please print)


-------------------------------------      -------------------------------------
Address                                    Title


-------------------------------------      -------------------------------------
Area Code and Telephone No.                Date



NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.



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